Exhibit 10.3

Supplemental Agreement No. 02

to

Purchase Agreement Number PA-03784

(the Agreement)

Between

The Boeing Company

and

United Air Lines, Inc.

Relating to Boeing Model 737-900ER Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of March 1, 2013 by and between THE BOEING COMPANY (Boeing) and UNITED AIR LINES, INC. (Customer);

WHEREAS, Customer and Boeing agree to reschedule *** 737-900ER Aircraft as follows:

Current Delivery Month	Revised Delivery Month	Serial Number
***	***	***

WHEREAS, Customer and Boeing agree to reschedule *** 737-900ER Option Aircraft as follows:

Current Delivery Month	Revised Delivery Month
***	***

WHEREAS, Customer has elected to ***

***

WHEREAS, Customer and Boeing have elected to modify the terms related to option exercise;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

P.A. 03784
UAL	SA 2–1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 02 to

Purchase Agreement PA-03784

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 02.

1.2 Remove and replace, in its entirety, “Table 1” with the “Table 1” attached hereto to reflect (a) the revised delivery month for *** 737-900ER aircraft bearing serial number ***, and (b) the ***

1.3 Remove and replace, in its entirety, Letter Agreement LA-1207879, “Option Aircraft”, and replace with the attached Letter Agreement LA-1207879R1.

1.4 Incorporate Letter Agreement LA-1300306, “Aircraft Reschedule – ***”.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIR LINES, INC.

***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. 03784
UAL	SA 2–2

TABLE OF CONTENTS

SA Number
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table	02

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-03784		SA-2

BOEING / UNITED AIR LINES, INC. PROPRIETARY

LETTER AGREEMENTS	TITLE	SA Number
UAL-PA-03784-LA-1207868	Performance Guarantees

UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning

UAL-PA-03784-LA-1207871	Special Matters

UAL-PA-03784-LA-1207878	Demonstration Flight Waiver

UAL-PA-03784-LA-1207879R1	Option Aircraft	02

UAL-PA-03784-LA-1207881	Seller Purchased Equipment

UAL-PA-03784-LA-1208155	*** Matters

UAL-PA-03784-LA-1208156	***

UAL-PA-03784-LA-1208172	***

UAL-PA-03784-LA-1208173	***

UAL-PA-03784-LA-1207869	737 Production Adjustments

UAL-PA-03784-LA-1208938	Privileged and Confidential Matters

UAL-PA-03784-LA-1209039	Aircraft Model Substitution

UAL-PA-03784-LA-1209115	***

UAL-PA-03784-LA-1300306	Aircraft Reschedule – ***	02
***

UAL-PA-03784		SA-2

BOEING / UNITED AIR LINES, INC. PROPRIETARY

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER		***pounds	Detail Specification:	***
Engine Model/Thrust:	***		***pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Deposit per Aircraft:		$	***

Delivery	Number of	Escalation Factor	Serial	Escalation	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-2, Page 1

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Escalation	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-2, Page 2

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Escalation	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-2, Page 3

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Escalation	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	58

*	*** Escalation Factors (***)
**	*** Escalation Factors (***)

Boeing / United Air Lines, Inc. Proprietary	SA-2, Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207879R1

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Option Aircraft

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03784-LA-1207879 dated July 12, 2012.

1.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 737-900ER aircraft as option aircraft (Option Aircraft).

2.	Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement.

3.	Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for model 737-900ER aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2 Subject to ***, the Option Aircraft may ***, provided that it can achieve *** which would result pursuant to the provisions of Article ***.

4.	Price.

4.1 The Airframe Price and Optional Features Prices for each of the Option Aircraft is identified in Attachment A to this Letter Agreement. The ***

4.2 The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.

4.3 The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.	Payment.

5.1 ***

5.2 Notwithstanding the amount shown in Attachment A, the Option Deposit will be *** for each Option Aircraft.

5.3 Upon Customer’s exercise of an option to purchase Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6.	Option Exercise.

6.1 Customer may exercise an option by giving written notice to Boeing on or before the date *** prior to the first day of the delivery month listed in the Attachment (Option Exercise Date).

6.2 ***

7.	Definitive Agreement.

Customer’s exercise of an option pursuant to Article 6.1 above will be a *** for the purchase of the exercised Option Aircraft. All terms related to Customer’s Aircraft will apply *** to such exercised Option Aircraft. *** Boeing will prepare an invoice for the applicable Advance Payments due*** the exercised Option Aircraft.

8.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	March 1, 2013

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER		***pounds	Detail Specification:	***
Engine Model/Thrust:	***		***pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Deposit per Aircraft:		$	***

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P		***		***		***		***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	Page 1

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P		***		***		***		***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	Page 2

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P		***		***		***		***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	Page 3

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P		***		***		***		***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	52

Boeing / United Air Lines, Inc. Proprietary	Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1300306

United Air Lines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Aircraft Reschedule – ***

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree to reschedule the contract delivery month of one (1) Aircraft (Rescheduled Aircraft) pursuant to the following:

Current Delivery Month	Revised Delivery Month
***	***

All terms and conditions applicable to the Aircraft under the Purchase Agreement shall remain unchanged for the Rescheduled Aircraft, except for the revised advance payment amount due for the Rescheduled Aircraft. Boeing and Customer agree that the revised advance payment amount for the Rescheduled Aircraft will not be due until execution of supplemental agreement number 2 to the Purchase Agreement.

The terms of this Letter Agreement will supersede the corresponding terms of the Purchase Agreement. Boeing and Customer will execute supplemental agreement number 2 to the Purchase Agreement as soon as reasonably practicable after the execution of this Letter Agreement. The execution of the supplemental agreement is to facilitate contract administration and is not a condition to the effectiveness of his Letter Agreement. In the event of any conflict between the terms and conditions of this Letter Agreement and the supplemental agreement, the terms and conditions of this Letter Agreement shall control.

UAL-PA-03784-LA-1300306
Aircraft Reschedule – ***	LA Page 1
BOEING / UNITED AIR LINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	2-13

United Air Lines, Inc.

By	/s/ Ron Baur
Its	Vice President—Fleet

UAL-PA-03784-LA-1300306
Aircraft Reschedule – ***	LA Page 2
BOEING / UNITED AIR LINES, INC. PROPRIETARY